                                                                    EXHIBIT 99.2

           PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET (UNAUDITED)
                               GLOBAL SIGNAL INC.
                                 MARCH 31, 2005
                                 (in thousands)



                                                            HISTORICAL                               PRO FORMA
                                                             MARCH 31,           THE SPRINT           MARCH 31,
                                                             2005 (A)         TRANSACTION (B)           2005
                                                          ---------------    -----------------     -------------

ASSETS
     Current assets:
        Cash and cash equivalents                            $   7,080          $    (7,080) B1     $         -
        Accounts receivable, prepaid expenses and
           other current assets                                 10,558               14,258  B2          24,816
        Interest rate swap assets, at fair value                11,742                    -              11,742
                                                             ---------          -----------         -----------
               Total current assets                             29,380                7,178              36,558

     Restricted cash                                            78,183              (50,000) B1          28,183
     Fixed assets, net                                         620,261            1,018,011  B2       1,638,272
     Land                                                       45,504                  827  B2          46,331
     Intangible assets, net                                    171,518              222,256  B2         393,774
     Deferred debt issuance costs, net                          18,387                3,350  B4          21,737
     Other assets                                                8,408               (1,543) B1           6,865
                                                             ---------          -----------         -----------
                                                             $ 971,641          $ 1,200,079         $ 2,171,720
                                                             =========          ===========         ===========

LIABILITIES AND STOCKHOLDERS' EQUITY
     Current liabilities:
        Drafts outstanding in excess of cash on deposit      $       -             $ 80,905  B1        $ 80,905
        Accounts payable and accrued expenses                   15,746                    -              15,746
        Dividends payable                                       20,858                    -              20,858
        Deferred revenue                                        15,373                1,662  B2          17,035
        Interest rate swap liability, at fair value                 39                    -                  39
        Current portion of long-term debt and
           mortgage loan                                        60,388              850,000  B4         915,388
                                                                                      5,000  B3
                                                             ---------          -----------         -----------
               Total current liabilities                       112,404              937,567           1,049,971
     Long-term debt, less current portion                      696,670                    -             696,670
     Other liabilities                                          13,766               13,212  B2          26,978
                                                             ---------          -----------         -----------
               Total liabilities                               822,840              950,779           1,773,619

     Stockholders' equity:
        Common stock                                               521                   98  B6             619
        Additional paid-in capital                             116,255              249,202  B6         389,771
                                                                                     24,314  B5
        Deferred stock-based compensation                       (2,783)                   -              (2,783)
        Accumulated other comprehensive income                  10,494                    -              10,494
        Equity derivatives                                      24,314              (24,314) B5               -
        Retained earnings                                            -                    -                   -
                                                             ---------          -----------         -----------
                                                               148,801              249,300             398,101
                                                             ---------          -----------         -----------
                                                             $ 971,641          $ 1,200,079         $ 2,171,720
                                                             =========          ===========         ===========


      PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS (UNAUDITED)
                               GLOBAL SIGNAL INC.
                          YEAR ENDED DECEMBER 31, 2004
                      (in thousands except per share data)



                                                                        HISTORICAL                         PRO FORMA
                                                                        YEAR ENDED                         YEAR ENDED
                                                                       DECEMBER 31,      THE SPRINT       DECEMBER 31,
                                                                         2004 (C)      TRANSACTION (D)        2004
                                                                      -------------   ----------------   --------------

Revenues                                                                $ 182,865        $ 222,423  D1     $ 405,288
Direct site operating expenses (excluding
    depreciation, amortization and accretion)                              57,462          137,600  D1       195,062
                                                                        ---------        ---------         ---------
Gross margin                                                              125,403           84,823           210,226
Other expenses:
    Selling, general and administrative (excluding
        non-cash stock-based compensation expense
        of $4,235)                                                         23,410            7,290  D1        30,700
    State franchise, excise and minimum taxes                                  69                -                69
    Depreciation, amortization and accretion                               54,288           82,934  D2       137,222
    Non-cash stock-based compensation expense                               4,235                -             4,235
                                                                        ---------        ---------         ---------
                                                                           82,002           90,224           172,226
                                                                        ---------        ---------         ---------
Income from operations                                                     43,401           (5,401)           38,000

Interest expense, net                                                      27,529           53,109  D3        80,638
Loss on early extinguishment of debt                                        9,018                -             9,018
Other income                                                                 (124)               -              (124)
                                                                        ---------        ---------         ---------
Income (loss) before income tax expense                                     6,978          (58,510)          (51,532)
Income tax expense                                                           (341)               -              (341)
                                                                        ---------        ---------         ---------
Net income (loss) from continuing operations                            $   6,637        $ (58,510)        $ (51,873)
                                                                        =========        =========         =========

Basic net income (loss) from continuing operations per share            $    0.14                          $   (0.92)
                                                                        =========                          =========

Diluted net income (loss) from continuing operations per share          $    0.13                          $   (0.92)
                                                                        =========                          =========

Weighted average number of shares of common stock outstanding:
    Basic                                                                  46,831                             56,635
                                                                        =========                          =========
    Diluted                                                                49,683                             56,635
                                                                        =========                          =========


      PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS (UNAUDITED)
                               GLOBAL SIGNAL INC.
                        THREE MONTHS ENDED MARCH 31, 2005
                      (in thousands except per share data)



                                                                     HISTORICAL                               PRO FORMA
                                                                 THREE MONTHS ENDED                       THREE MONTHS ENDED
                                                                     MARCH 31,           THE SPRINT            MARCH 31,
                                                                      2005 (E)         TRANSACTION (F)           2005
                                                                 -------------------  -----------------  --------------------

Revenues                                                               $ 54,422          $  58,581  F1        $ 113,003
Direct site operating expenses (excluding
     depreciation, amortization and accretion)                           16,362             34,205  F1           50,567
                                                                       --------          ---------            ---------
Gross margin                                                             38,060             24,376               62,436
Other expenses:
     Selling, general and administrative (excluding
       non-cash stock-based compensation expense
       of $318)                                                           6,348              2,071  F1            8,419
     State franchise, excise and minimum taxes                              174                  -                  174
     Depreciation, amortization and accretion                            17,554             20,733  F2           38,287
     Non-cash stock-based compensation expense                              318                  -                  318
                                                                       --------          ---------            ---------
                                                                         24,394             22,804               47,198
                                                                       --------          ---------            ---------
Income from operations                                                   13,666              1,572               15,238

Interest expense, net                                                    10,201             13,277  F3           23,478
Loss on early extinguishment of debt                                          -                  -                    -
Other income                                                                (14)                 -                  (14)
                                                                       --------          ---------            ---------
Income (loss) before income tax benefit                                   3,479            (11,705)              (8,226)
Income tax benefit                                                          525                  -                  525
                                                                       --------          ---------            ---------
Net income (loss) from continuing operations                           $  4,004          $ (11,705)           $  (7,701)
                                                                       ========          =========            =========

Basic net income (loss) from continuing operations per share           $   0.08                               $   (0.12)
                                                                       ========                               =========

Diluted net income (loss) from continuing operations per share         $   0.07                               $   (0.12)
                                                                       ========                               =========
Weighted average number of shares of common stock outstanding:
     Basic                                                               52,022                                  61,826
                                                                       ========                               =========
     Diluted                                                             53,935                                  61,826
                                                                       ========                               =========


   NOTES TO PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS (UNAUDITED)
                               GLOBAL SIGNAL INC.
                      (in thousands except per share data)

The unaudited condensed consolidated balance sheet is presented on a pro forma basis to reflect the Sprint Transaction and related financings as if it had occurred on March 31, 2005. The unaudited pro forma condensed consolidated statements of operations for the year ended December 31, 2004 and the three months ended March 31, 2005 are presented on a pro forma basis to reflect the
Sprint Transaction as if they had occurred on January 1, 2004.

The pro forma condensed consolidated financial statements should be read in conjunction with our consolidated financial statements, including the notes thereto, previously filed on our Form 10-K and 10-Q, and the Sprint Sites USA statements of revenue and certain expenses including the notes thereto, included elsewhere in this filing. These pro forma condensed consolidated financial statements do not purport to represent our financial position or the results of operations that would actually have occurred assuming the completion of this acquisition as of the dates indicated; nor do they purport to project our financial position or results of operations as of any future date or for any future period.

ADJUSTMENTS:
A.   Reflects our condensed consolidated balance sheet as of March 31, 2005, derived from our unaudited condensed consolidated financial statements included in our Form 10-Q for the three months ended March 31, 2005 filed on May 13, 2005.

B.   Reflects the Sprint Transaction and related financings.

     B1.  The table below reflects the total purchase price and financing sources for the Sprint Transaction that was consummated on May 26,
          2005.



Upfront rental payment                                                           $   1,195,382
Prepaid ground rent                                                                     14,258
Deferred revenue                                                                       (1,662)
Fees and expenses                                                                       32,500
                                                                                 -------------
Total purchase price                                                             $   1,240,478
                                                                                 =============

Cash on hand                                                                     $     (7,080)
Deposit made to Sprint prior to March 31, 2005 (recorded as restricted cash)          (50,000)
Drafts outstanding in excess of cash deposits (1)                                     (80,905)
Revolving credit agreement financing (see B3)                                          (5,000)
Bridge financing (see B4)                                                            (846,650)
Common stock issued to Fortress, Greenhill & Abrams (See B6)                         (249,300)
Fees and expenses already incurred and paid as of March 31, 2005                       (1,543)
                                                                                 ------------
Total sources of financing                                                       $ (1,240,478)
                                                                                 ============


     1.   This represents additional financing necessary for the Sprint
          Transaction that came from the May 2005 equity offering not included in these pro forma financial statements.

     B2.  Reflects the preliminary allocation of the Sprint Transaction which will be accounted for as a capital lease.

                                                                       Estimated
                                                          Amount          Life
                                                          ------          ----
Allocation of total purchase price:
Prepaid ground rent                                     $   14,258       N/A
Fixed assets                                             1,018,011      15 years
Land                                                           827       N/A
Intangible assets:
   Lease origination value                  $ 13,314                    16 years
   Lease absorption value                    208,942                    16 years
                                            --------
   Total intangible assets                                 222,256
                                                        ----------
Total assets                                             1,255,352
Prepaid tenant rent                                        (1,662)       N/A
Asset retirement obligation                               (13,212)      18 years
                                                        ----------
Total                                                   $1,240,478
                                                        ==========

     B3.  Reflects debt financing from our revolving credit agreement provided by Morgan Stanley to finance $5,000 of fees and expenses related to the Sprint Transaction.

     B4.  Reflects the debt financing for the Sprint Transaction provided through bridge financing, which has a one-year term with two six-month renewal options. The net proceeds received from the Bridge Loan are as follows:

                                                                       Estimated
                                                          Amount          Life
                                                          ------          ----
Bridge financing                                          $850,000
   Origination fee                         $ (2,906)
   Estimated legal fees and expenses           (444)
                                           ---------
   Total deferred debt issuance cost                       (3,350)      1 year
                                                          --------
Total                                                     $846,650
                                                          ========

     B5.  In connection with the execution of th e Sprint Transaction, we entered into an Investment Agreement (the "Investment A greement")
          with (a) Fortress Investment Fund II LLC, a Delaware limited liability company, an affiliate of our largest stockholder, Fortress; (b)
          various affiliates of our third largest stockholder, Abrams Capital,
          LLC; and (c) various affiliates of Greenhill, our second largest stockholder, collectively referred to as the "Investors". Under the
          Investment Agreement, the Investors committed to purchase, at the closing of the Sprint Transaction, up to $500,000 of our common stock, par value $0.01 per share, at a price of $25.50 per share. This forward contract to sell up to $500,000 of our Common Stock to the
          Investors had a negative fair value of $62,157 as of February 14, 2005 and was reclassified from additional paid in capital and included in equity derivatives within stockholders' equity in our balance sheet as of March 31, 2005.

          In connection with the Investment Agreement, the Investors agreed to issue to us, at the closing of the Investment Agreement, a one-time option to purchase from the Investors a number of shares of common stock having a value equal to the difference between the total consideration paid by the Investors for the common stock at the closing of the Sprint Transactions and $250,000. This option would have been issued by the Investors pursuant to an Option Agreement among the Investors and us. Pursuant to the Option Agreement, we would have the right to purchase the shares at a price per share of $26.50.
          The option would immediately vest upon issuance at the closing and would expire six months and one day after the closing of the Sprint
          Transactions. The option to purchase the shares issued to the
          Investors had a fair value of $37,843 as of February 14, 2005. This amount has been reclassified to additional paid-in capital and is included in equity derivatives within stockholders' equity in our balance sheet as of March 31, 2005.

          In connection with the closing of the Sprint Transaction we sold only
          $250,000 of our common stock to the Investors and as such, the option to repurchase shares was not issued to us. This entry reflects the reclassification of the equity derivatives from the Investment
          Agreement of ($62,157) and the Option Agreement of $37,843 as these transactions are fully completed.

     B6.  Reflects the issuance of 9,803,922 shares of common stock, with a par value of $0.01, to the Investors at $25.50 per share

            Net proceeds are as follows:
            Gross proceeds                                           $250,000
            Estimated legal fees and expenses                           (700)
                                                                     --------
            Net proceeds                                             $249,300
                                                                     ========

C.   Reflects our condensed consolidated statement of operations for the year ended December 31, 2004, derived from our audited financial statements included in our Form 10-K filed on March 31, 2005.

D.   Reflects the Sprint Transaction

     D1.  Reflects 2004 revenues and direct site operating expenses as adjusted for the certain items footnoted below. These amounts were derived from the audited statement of revenue and certain expenses of Sprint Sites
          USA for the year ended December 31, 2004 included elsewhere herein.



                                                               Year Ended December 31, 2004
                                                        -------------------------------------------
                                                                        Pro Forma
                                                        As Reported    Adjustments      As Adjusted
                                                        -----------    -----------      -----------

Revenue                                                  $ 103,766      $118,657    i    $ 222,423
Certain expenses:
    Ground rent                                            111,763             -           111,763
    Property taxes                                          16,887       (2,532)   ii       14,355
    Other tower operating expenses                           9,783         1,699  iii       11,482
    Selling, general & administrative                        7,290             -             7,290
                                                         ---------      --------          --------
Total certain expenses                                     145,723         (833)           144,890
                                                         ---------      --------          --------
Revenue (less than) in excess of certain expenses        $ (41,957)     $119,490          $ 77,533
                                                         =========      ========          ========


     i.   Represents the annual rent on a straight-line basis we will recognize from Sprint under Sprint's lease of approximately 6,400 sites at a fixed monthly rate per tower plus a presumed minimum of 2% annual contractual escalation over the ten year contractual term. The lease provides for escalations equal to the lesser of 3% or 2% plus the change in CPI.

     ii.  Reflects the adjustment of real and personal property taxes to market rates. Under the Sprint master lease, we have agreed to pay Sprint a per site fee annually for real and personal property taxes attributable to the Sprint sites and an additional amount per site to the landlord as a reimbursement of real estate taxes, the total of which we believe represents market.

     iii. Reflects additional expense we expect to incur related to maintaining property and casualty insurance on the Sprint Towers as Sprints Sites
          USA was self-insured during the year ended December 31, 2004.

     D2.  Reflects depreciation, amortization and accretion on the assets acquired as part of the Sprint Transaction based on an total purchase price of $1,240,478, including estimated fees and expenses.



                                                                   Estimated         Annual
                                                     Amount           Life          Expense
                                                     ------           ----          -------

Allocation of total purchase price:
Prepaid ground rent                                 $  14,258         N/A
Fixed assets                                        1,018,011       15 years        $67,868
Land                                                      827         N/A
Intangible assets:
   Lease origination value           $ 13,314                       16 years            832
   Lease absorption value             208,942                       16 years         13,059
                                     --------
   Total intangible assets                            222,256
                                                   ----------
Total assets                                        1,255,352
Deferred revenue                                      (1,662)         N/A
Asset retirement obligation                          (13,212)       18 years          1,175
                                                   ----------                      --------
Total                                              $1,240,478                       $82,934
                                                   ==========                      ========


     D3.  Reflects the increased interest expense of $49,759 from the $850,000 of borrowings under our bridge financing (at 5.84%) to finance the
          Sprint Transaction and amortization of deferred debt issuance costs of
          $3,350 related to the bridge financing.

E.   Reflects our unaudited condensed consolidated statement of operations for the three months ended March 31, 2005, derived from our unaudited condensed consolidated financial statements included in our Form 10-Q filed on May
     13, 2005.

F.   Reflects the Sprint Transaction

     F1.  Reflects revenues and direct site operating expenses as adjusted for the certain items footnoted below for the three months ended March 31,
          2005. These amounts were derived from the unaudited statement of revenue and certain expenses of Sprint Sites USA for the three months ended March 31, 2005 included elsewhere herein.



                                                               Three Months Ended March 31, 2005
                                                        -------------------------------------------------
                                                                            Pro Forma
                                                        As Reported        Adjustments        As Adjusted
                                                        -----------        -----------        -----------

Revenue                                                   $ 28,917          $29,664   iv        $ 58,581
Certain expenses:
    Ground rent                                             27,892                -               27,892
    Property taxes                                           4,298            (709)    v           3,589
    Other tower operating expenses                           2,299              425   vi           2,724
    Selling, general & administrative                        2,071                -                2,071
                                                          --------          -------             --------
Total certain expenses                                      36,560            (284)               36,276
                                                          --------          -------             --------
Revenue (less than) in excess of certain expenses         $ (7,643)         $29,948             $ 22,305
                                                          ========          =======             ========


          iv.  Represents the quarterly rent on a straight-line basis we will recognize from Sprint under Sprint's lease of approximately 6,400 sites at a fixed monthly rate per tower plus a presumed minimum of 2% annual contractual escalation over the ten year contractual term. The lease provides for escalations equal to the lesser of
               3% or 2% plus the change in CPI.

          v.   Reflects the adjustment of real and personal property taxes to market rates. Under the Sprint master lease, we have agreed to pay Sprint a per site fee annually for real and personal property taxes attributable to the Sprint sites and an additional amount per site to the landlord as a reimbursement of real estate taxes, the total of which we believe represents market.

          vi.  Reflects additional expense we expect to incur related to maintaining property and casualty insurance on the Sprint Towers as Sprints Sites USA was self-insured during the three months ended March 31, 2005.

     F2.  Reflects depreciation, amortization and accretion on the assets acquired as part of the Sprint Transaction based on an total purchase price of $1,240,478, including estimated fees and expenses.



                                                                     Estimated     Three-Months'
                                                        Amount         Life          Expense
                                                        ------         ----          -------

Allocation of total purchase price:
Prepaid ground rent                                    $  14,258
Fixed assets                                           1,018,011      15 years       $16,967
Land                                                         827           N/A
Intangible assets:
   Lease origination value              $ 13,314                      16 years           208
   Lease absorption value                208,942                      16 years         3,264
                                        --------
   Total intangible assets                               222,256
                                                      ----------
Total assets                                           1,255,352
Deferred revenue                                         (1,662)
Asset retirement obligation                             (13,212)      18 years           294
                                                      ----------                     -------
Total                                                 $1,240,478                     $20,733
                                                      ==========                     =======


     F3.  Reflects the increased interest expense of $12,440 from the $850,000 of borrowings under our bridge financing (at 5.84%) to finance the
          Sprint Transaction and amortization of deferred debt issuance costs of
          $837 related to the bridge financing.

G.   Pro Forma Income (Loss) Per Share

     Shares used to calculate unaudited pro forma as adjusted basic and diluted net income (loss) from continuing operations per share for the year ended
December 31, 2004 and three months ended March 31, 2005 were adjusted to reflect
9,803,922 shares issued to the Investors in connection with the Sprint
Transaction as if they had been outstanding since January 1, 2004 and January 1,
2005, respectively.

     Diluted shares outstanding on a pro forma as adjusted basis are the same as basic shares outstanding since their inclusion would be anti-dilutive due to the pro forma as adjusted net loss.

     Details of the calculations follow (in thousands):



                                                              Year Ended December 31, 2004
                                                       --------------------------------------------
                                                                        The Sprint
                                                       Historical       Transaction       Pro Forma
                                                       ----------       -----------       ---------

Weighted average number of shares of common stock
   outstanding - basic                                    46,831           9,804           56,635
Dilution from options and warrants                         2,852              -                -
                                                          ------           -----           ------
Weighted average number of shares of common stock
   outstanding - diluted                                  49,683           9,804           56,635
                                                          ======           =====           ======




                                                            Three Months Ended March 31, 2005
                                                       -------------------------------------------
                                                                         The Sprint
                                                       Historical        Transaction     Pro Forma
                                                       ----------        -----------     ---------

Weighted average number of shares of common stock
   outstanding - basic                                    52,022            9,804          61,826
Dilution from options and warrants                         1,913              -               -
                                                          ------            -----          ------
Weighted average number of shares of common stock
   outstanding - diluted                                  53,935            9,804          61,826
                                                          ======            =====          ======
